UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under to §240.14a-12

Annaly Capital Management, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
ANNALY CAPITAL MANAGEMENT, INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET

ANNALY CAPITAL MANAGEMENT, INC. 1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036 ATTN: ANTHONY C. GREEN

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 You invested in ANNALY CAPITAL MANAGEMENT, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022.

 Get informed before you vote

View the 2021 ANNUAL REPORT TO STOCKHOLDERS and 2022 NOTICE & PROXY STATEMENT online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    * Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Francine J. Bovich	For

1b.	Wellington J. Denahan	For

1c.	Katie Beirne Fallon	For

1d.	David L. Finkelstein	For

1e.	Thomas Hamilton	For

1f.	Kathy Hopinkah Hannan	For

1g.	Michael Haylon	For

1h.	Eric A. Reeves	For

1i.	John H. Schaefer	For

1j.	Glenn A. Votek	For

1k.	Vicki Williams	For

2.	Advisory approval of the Company’s executive compensation.	For

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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